THE MANAGERS FUNDS


                      VALUE FUND
               CAPITAL APPRECIATION FUND
                   SMALL COMPANY FUND
                   SPECIAL EQUITY FUND
               INTERNATIONAL EQUITY FUND
              EMERGING MARKETS EQUITY FUND
                 INTERMEDIATE BOND FUND
                       BOND FUND
                    GLOBAL BOND FUND
             ------------------------------

           STATEMENT OF ADDITIONAL INFORMATION

                   DATED MAY 1, 2002
           as Supplemented September 25, 2002

--------------------------------------------------------------

You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800)
835-3879. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund's Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountant, for the fiscal year ended December 31, 2001 are included in the Funds' Annual
Report and are available without charge by calling The
Managers Funds LLC at (800) 835-3879. They are incorporated by reference into this document.



                            TABLE OF CONTENTS
                                                                      Page
                                                                      -----
GENERAL INFORMATION                                                    1
INVESTMENT OBJECTIVES AND POLICIES                                     1
Investment Techniques and Associated Risks                             3
Diversification Requirements for the Funds                            11
Fundamental Investment Restrictions                                   12
Temporary Defensive Position                                          12
Portfolio Turnover                                                    12
TRUSTEES AND OFFICERS                                                 13
Trustees' Compensation                                                15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                   16
Control Persons                                                       16
Management Ownership                                                  17
MANAGEMENT OF THE FUNDS                                               17
Investment Manager and Sub-Advisers                                   17
Compensation of Investment Manager and Sub-Advisers                   22
Fee Waivers and Expense Limitations                                   23
Fund Management and Sub-Advisory Agreements                           23
Code of Ethics                                                        25
Administrative Services; Distribution Arrangements                    26
Custodian                                                             26
Transfer Agent                                                        26
Independent Public Accountants                                        26
BROKERAGE ALLOCATION AND OTHER PRACTICES                              26
Brokerage Commissions                                                 27
Brokerage Recapture Arrangements                                      27
PURCHASE, REDEMPTION AND PRICING OF SHARES                            28
Purchasing Shares                                                     28
Redeeming Shares                                                      29
Exchange of Shares                                                    30
Net Asset Value                                                       30
Dividends and Distributions                                           30
CERTAIN TAX MATTERS                                                   31
Federal Income Taxation of Fund-in General                            31
Taxation of the Funds' Investments                                    31
Federal Income Taxation of Shareholders                               32
Foreign Shareholders                                                  33
Foreign Taxes                                                         33
Tax-Exempt Investors                                                  33
State and Local Taxes                                                 34
Other Taxation                                                        34
PERFORMANCE DATA                                                      34
Yield                                                                 34
Average Annual Total Return                                           35
After Tax Returns                                                     35
Performance Comparisons                                               38
Massachusetts Business Trust                                          38
Description of Shares                                                 39
Additional Information                                                40
FINANCIAL STATEMENTS                                                  41



                   GENERAL INFORMATION

This Statement of Additional Information relates to
MANAGERS VALUE FUND, MANAGERS CAPITAL APPRECIATION FUND,
MANAGERS SMALL COMPANY FUND, MANAGERS SPECIAL EQUITY FUND,
MANAGERS INTERNATIONAL EQUITY FUND, MANAGERS EMERGING
MARKETS EQUITY FUND, MANAGERS INTERMEDIATE BOND FUND,
MANAGERS BOND FUND AND MANAGERS GLOBAL BOND FUND (each a
"Fund", and collectively the "Funds"). Each Fund is a series of shares of beneficial interest of THE MANAGERS
FUNDS, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust"). The Trust was organized on November 23, 1987.

This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies.
It should be read in conjunction with each Fund's current
Prospectus.  The Trust's executive office is located at 40
Richards Avenue, Norwalk, CT  06854.

Unlike other mutual funds which employ a single manager to manage their portfolios, several of the Funds employ a multi-manager investment approach which achieves added diversification within a Fund's portfolio.

The Managers Funds LLC, a subsidiary of Affiliated
Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager, or a team of independent asset managers (the "Sub-Adviser" or "Sub-Advisers") to manage each Fund's investment portfolio. The Managers Funds LLC
(the "Investment Manager") also monitors the performance, security holdings and investment strategies of these independent, external Sub-Advisers and researches any potential new Sub-Advisers for the Fund family. See
"Management of the Funds."

Investments in the Funds are not:

     *  Deposits or obligations of any bank;
     *  Guaranteed or endorsed by any bank; or
     *  Federally insured by the Federal Deposit Insurance
        Corporation, the Federal Reserve Board or any other federal agency.


           INVESTMENT OBJECTIVES AND POLICIES

The following is additional information regarding the investment policies used by the Funds in an attempt to achieve their respective objectives. Each Fund is an open-end, diversified management investment company, with the exception of Managers Global Bond Fund which is an open-end, non-diversified management investment company.

MANAGERS SMALL COMPANY FUND (the "Small Company Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies (as defined in the prospectus). This policy may not be changed without providing Fund shareholders at least 60 days' prior written notice.

MANAGERS SPECIAL EQUITY FUND (the "Special Equity Fund") and MANAGERS INTERNATIONAL EQUITY FUND (the "International
Equity Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.
 Each Fund may not change this policy without providing its shareholders at least 60 days' prior written notice.

MANAGERS EMERGING MARKETS EQUITY FUND (the "Emerging
Markets Equity Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in countries designated by the World
Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may not be changed without providing shareholders of the Fund at least 60 days' prior written notice.

MANAGERS INTERMEDIATE BOND FUND (the "Intermediate Bond
Fund"), MANAGERS BOND FUND (the "Bond Fund") and MANAGERS
GLOBAL BOND FUND (the "Global Bond Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. Each Fund may not change the policy without providing shareholders at least 60 days' prior written notice.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

(1) Asset-Backed Securities. Each Fund may invest in securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to additional risks.
These risks are limited to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2) Cash Equivalents. Each Fund may invest in cash equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

BANKERS ACCEPTANCES. Each Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

CERTIFICATES OF DEPOSIT. Each Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.



COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Investment Manager. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security.
The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements for more than seven (7) days.

Repurchase agreements could have certain risks that may adversely affect a Fund. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3)	Reverse Repurchase Agreements.  Each Fund may enter
into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940
Act"), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may cause any gains or losses for a Fund to become magnified.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. A Fund will establish and maintain a separate account with the custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(4) Eurodollar Bonds. Each Fund may invest in Eurodollar bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

EUROPEAN CURRENCY UNIT BONDS.  Each Fund may invest in
European Currency Unit Bonds.  European Currency Unit
Bonds are bonds denominated in European Currency Units
("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European
Community.  It is used by members of the European
Community to determine their official claims and debts.
The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

(5) Emerging Market Securities.  The International Equity
Fund, the Emerging Markets Equity Fund, the Bond Fund and the Global Bond Fund may invest in emerging market securities. Furthermore, the nature of the Emerging
Markets Equity Fund is to invest most of its total assets in the securities of emerging market countries.
Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors, which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S.
issuers.

Investors should be aware that the value of a Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experiences in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

(6)	Foreign Securities.  Each Fund may invest in foreign
securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers.
Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of a Fund's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S.
dollar.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  The
International Equity Fund, the Emerging Markets Equity
Fund, the Bond Fund, the Intermediate Bond Fund and the
Global Bond Fund may purchase or sell securities of foreign countries. Therefore, substantially all of a Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. dollars.

In such a contract, the Funds' custodian will segregate cash or marketable securities in an amount not less than the value of a Fund's total assets committed to these contracts. Generally, a Fund will not enter into contracts that are greater than ninety (90) days.

Forward foreign currency contracts have additional risks.
It may be difficult to determine the market movements of the currency. The value of a Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange.
Therefore, a Fund may incur costs in converting foreign currency.

If a Fund engages in an offsetting transaction, a Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where a Fund enters into a transaction with the bank upon maturity of the original contract. A
Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

FOREIGN CURRENCY CONSIDERATIONS.  The Emerging Markets
Equity Fund will invest substantially all of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S.
dollar, the Fund may be required to sell its securities in order to make its distributions in U.S. dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

The Sub-Adviser of the Emerging Markets Equity Fund will not routinely hedge the Fund's foreign currency exposure unless the Fund has to be protected from currency risk.

(7)	Futures Contracts.  Each Fund may, but is not
required to, buy and sell futures contracts to protect the value of a Fund's portfolio against changes in the prices of the securities in which it invests. When a Fund buys or sells a futures contact, a Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when a Fund desires to do so.



EQUITY INDEX FUTURES CONTRACTS.  The Value Fund, the
Capital Appreciation Fund, the Small Company Fund and the
Special Equity Fund may enter into equity index futures contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When a Fund enters into this type of contract, a Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

INTEREST RATE FUTURES CONTRACTS.  The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may enter into interest rate futures contracts. An interest rate futures contract is an agreement for a Fund to buy or sell fixed-income securities at a mutually agreed upon date and price. Interest rate futures contracts are often used to hedge against anticipated changes in the level of interest rates. When a Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

(8)	Illiquid Securities, Private Placements and Certain
Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. A Fund may not acquire illiquid holdings if, as a result, more than 15% of a Fund's total assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.
Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

A Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investors should be aware that a Fund may be subject to a risk if a Fund should decide to sell these securities when a buyer is not readily available and at a price which a Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses.
Therefore, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than was available when it had first decided to sell the security.

(9) Inverse Floating Obligations.  The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may invest up to 25% of each Fund's total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, are variable rate securities which have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

There are additional risks associated with these obligations. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Sub-
Adviser(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(10) Investment Company Securities. Each Fund may purchase shares of other investment companies. Because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets
Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The
Emerging Markets Equity Fund may also incur tax liability to the extent they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

(11) Mortgage-Related Securities.  The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may invest in mortgage-related securities. Mortgage-related securities, also known as "pass-throughs", are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments.

There are additional risks associated with mortgage-related securities such as prepayment risk. Pools that are created by non-government issuers generally have a higher rate of interest than those pools that are issued by the government. This is because there is no guarantee of payment associated with non-government issuers.
Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools. The following are types of mortgage-related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS.  The Intermediate
Bond Fund, the Bond Fund and the Global Bond Fund may invest in collateralized mortgage obligations ("CMO"s).
CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities.
There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

Some mortgage-related securities have "Interest Only" or "IOs" where the interest goes to one class of holders and "Principal Only" or "POs" where the principal goes to a second class of holders. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

GNMA MORTGAGE PASS-THROUGH CERTIFICATES.  The Intermediate
Bond Fund, the Bond Fund and the Global Bond Fund may invest in GNMA Mortgage Pass-Through Certificates ("Ginnie
Maes"). Ginnie Maes are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans
Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United
States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.
 Ginnie Maes are highly liquid and the market for these certificates is very large.

FNMA GUARANTEED MORTGAGE PASS-THROUGH CERTIFICATE.   The
Intermediate Bond Fund, the Bond Fund and the Global Bond
Fund may invest in FNMA Mortgage Pass-Through Certificates
("Fannie Maes").    Fannie Maes are undivided interests in
a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and do not receive the full faith and credit of the United States.

(12)	Municipal Bonds.  Each Fund may invest in three types
of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(13)	Obligations of Domestic and Foreign Banks.  Each Fund
may enter into obligations of domestic and foreign banks.
 Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(14)	Option Contracts.

COVERED CALL OPTIONS.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special
Equity Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine (9) months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option.
The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if a Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.



A Fund may terminate its obligation under an outstanding call option by making a "closing purchase transaction." A
Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. As a result, a Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered call options. A Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to a Fund writing a covered call option. If the value of the underlying securities increases above the option price, the Fund will not benefit from the appreciation.

COVERED PUT OPTIONS.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special
Equity Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option.
The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if a Fund which is writing the option is short or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

A Fund may terminate its obligation under an outstanding option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, a Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered put options. A Fund is required to pay brokerage fees in order to write covered put options as well as fees for the sales of the underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to a Fund writing a covered put option.

DEALER OPTIONS.  Each Fund may use Dealer Options.  Dealer
Options are also known as Over-the-Counter options
("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub-Adviser and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

PUTS AND CALLS.  The Value Fund, the Capital Appreciation
Fund, the Small Company Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts. A Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

(15)	Rights and Warrants.  Each Fund may purchase rights
and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.



(16)	Securities Lending.  Each Fund may lend its portfolio
securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a seller defaults, a Fund may use the collateral to satisfy the loan.
However, if the buyer defaults, the buyer may lose some rights to the collateral securing the loans of portfolio securities.

(17)	Segregated Accounts.  Each Fund will establish a
segregated account with its custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(18)	Short Sales.  Each Fund may enter into short sales.
A Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until a Fund replaces the sold security. A Fund arranges with the broker to borrow the security. A Fund must replace the security at its market price at the time of the replacement. As a result, a Fund may have to pay a premium to borrow the security and a Fund may, but will not necessarily, receive any interest on the proceeds of the sale. A Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure a Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time a Fund replaces the security, a Fund will incur a loss. If the price declines during that period, a Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest a Fund will have to pay in connection with the short sale.
The loss will be increased by the amount of transaction costs and any premiums, dividends or interest a Fund will have to pay in connection with the short sale. For tax planning reasons, a Fund may also engage in short sales with respect to a security that a Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

(19)	U.S. Treasury Securities.  The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

ADDITIONAL U.S. GOVERNMENT SECURITIES.  The Intermediate
Bond Fund, the Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage
Association, the Farmers Home Administration and the
Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee
Valley Authority, the Federal Home Loan Mortgage
Corporation, the Federal Home Loan Banks and the U.S.
Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S.
Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(20)	Variable Rate Securities.    The Intermediate Bond
Fund, the Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate.
The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills.
Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(21)	When-Issued Securities.  Each Fund may purchase
securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, a Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of a Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

To facilitate these transactions, a Fund will maintain a segregated account with the custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against unanticipated changes in interest rates.

DIVERSIFICATION REQUIREMENTS FOR THE FUNDS

Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's
Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Sub-Adviser(s).

LOWER-RATED DEBT SECURITIES

Global Bond Fund, Intermediate Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization, or lower. Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

For the fiscal year ended December 31, 2001, for the Funds which invested in junk bonds, Intermediate Bond Fund and Bond Fund, the ratings of the debt obligations held by each Fund, expressed as a percentage of each Fund's total investments, were as follows:


                                       C>

Ratings                      Intermediate Bond Fund       Bond Fund
-------                      ----------------------       ---------

Government and AAA/Aaa               23%                      13%
AA/Aa                                 2%                       2%
A/A                                  15%                      22%
BBB/Baa                              22%                      46%
BB/Ba                                 3%                       5%
Not Rated                            35%                      12%


FUNDAMENTAL INVESTMENT RESTRICTIONS



The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940
Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(b) more than 50% of the outstanding voting securities.

The Value Fund, Capital Appreciation Fund, Special Equity
Fund, International Equity Fund, Emerging Markets Equity
Fund, Intermediate Bond Fund, Bond Fund and Global Bond
Fund may not:

(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers, except to
the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)	Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell physical commodities, except that
each Fund may purchase or sell options and futures contracts thereon.

(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(8)	Purchase from or sell portfolio securities to its
officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies
Required to File Annual Reports with the Securities and
Exchange Commission.

The Small Company Fund may NOT:

(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers, except to
the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4)	Purchase or sell real estate, except that the Fund
may (i) acquire or lease office space for its own use,
(ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell commodities or commodity contracts,
except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(6)	Make loans, except that the Fund may (i) lend
portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7)	With respect to 75% of its total assets, purchase
securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual
Reports with the Securities and Exchange Commission.

TEMPORARY DEFENSIVE POSITION

Each Fund may, at the discretion of its Sub-Adviser(s), invest up to 100% of its assets in cash for temporary defensive purposes. This strategy may be inconsistent with each Fund's principal investment strategies and may be used in an attempt to respond to adverse market, economic, political or other conditions. During such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with a Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to a Fund.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S.
Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:


Fund                              2000                2001
----                              ----                ----

Value Fund                        153%                147%
Capital Appreciation Fund         306%                265%
Small Company Fund (a)             55%                 95%
Special Equity Fund                69%                 62%
International Equity Fund          99%                108%
Emerging Markets Equity Fund       40%                 69%
Intermediate Bond Fund             90%                153%
Bond Fund                          10%                 16%
Global Bond Fund                  176%                244%


(a) Since the Fund commenced operations on June 19, 2000, the portfolio turnover rate for the Fund is not annualized.

                TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds.
The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed for cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.

The President, Treasurer and Secretary of the Trust are elected annually by the Trustees and hold office until that the next annual election of officers and until their respective successors are chosen and qualified, or in each case until the officer dies, resigns, is removed or becomes disqualified.

INDEPENDENT TRUSTEES

JACK W. ABER - Trustee; Professor of Finance, Boston University School of Management since 1972. He has served as a Trustee of the Trust (10 portfolios) since March 1999.
 He also serves as a Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (2 portfolios) and Managers Trust II (1 portfolio). He serves as a Director of Appleton Growth Fund. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner, Longboat Retirement Planning Solutions since 1998. He serves as part time employee of Hewitt Associates, LLC delivering retirement and investment education seminars. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust (10 portfolios) since March 1999. He also serves as a Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (2 portfolios) and Managers Trust II (1 portfolio). His date of birth is September 23, 1941.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox Hamilton & Putnam since 1977. He has served as a Trustee of the Trust (10 portfolios) since March 1999. He also serves as a Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (2 portfolios) and Managers Trust II (1 portfolio).
 His date of birth is September 23, 1945.

MADELINE H. MCWHINNEY - Trustee; Member of the Investment
Committee, New Jersey Supreme Court since 1990. From 1977 to 1994, she was the President of Dale, Elliott & Company,
Inc., Management Consultants.  From 1983 to 1998, she was a
Member of the Advisory Board on Professional Ethics, New
Jersey Supreme Court. She has served as a Trustee of the Trust (10 portfolios) since 1987. She also serves as a Trustee of Managers Trust I (2 portfolios) and Managers
Trust II (1 portfolio).  Her date of birth is March 11,
1922.

STEVEN J. PAGGIOLI - Trustee; Consultant, formerly Executive Vice President and Director, The Wadsworth Group from 1986 to 2001. Vice President, Secretary and Director of First Fund Distributors, Inc. from 1991 to 2001. Executive Vice President, Secretary and Director of Investment Company Administration, LLC since 1990. Trustee of Professionally Managed Portfolios since 1991. He has served as a Trustee of the Trust (10 portfolios) since 1993. He also serves as a Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (2 portfolios) and Managers Trust II (1 portfolio). His date of birth is April 3, 1950.

ERIC RAKOWSKI - Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of the Trust (10 portfolios) since March 1999. He also serves as a Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (2 portfolios) and Managers Trust II (1 portfolio). His date of birth is June 5, 1958.

THOMAS R. SCHNEEWEIS 1 - Trustee; Professor of Finance,
University of Massachusetts since 1985.  Managing Director,
CISDM at the University of Massachusetts since 1994.
President and Chief Executive Officer of Schneeweis
Partners, LLC since January 2001. He has served as Trustee of the Trust (10 portfolios) since 1987. He also serves as a Trustee of Managers Trust I (2 portfolios) and Managers
Trust II (1 portfolio).  His date of birth is May 10, 1947.

1 Mr. Schneeweis is a principal of Schneeweis Partners, LLC ("Schneeweis Partners") which has entered into a consulting services agreement with Zurich Institutional Benchmarks Management, LLC ("ZurichBenchmarks"), which is under common control with Zurich Scudder Investments, Inc., a sub-adviser to the International Equity Fund. For 2000-2001, total revenue to Schneeweis Partners (and its predecessor TRS Associates) from Zurich Benchmarks and its affiliates was approximately $1.8 million.

INTERESTED TRUSTEES

SEAN M. HEALEY - Trustee; President and Chief Operating Officer of Affiliated Managers Group, Inc. since October 1999. Director of Affiliated Managers Group, Inc. since May 2001. From April 1995 to October 1999, he was Executive Vice President of Affiliated Managers Group, Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice President. He has served as a Trustee of the Trust (10 portfolios) since March 1999. He also serves as a Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (2 portfolios) and Managers Trust II (1 portfolio). His date of birth is May 9, 1961. Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

PETER M. LEBOVITZ - Trustee since 2002 and President since 1999; President and Chief Executive Officer of The Managers Funds LLC from April 1999. From September 1994 to April 1999, he was Director of Marketing of The Managers Funds, L.P. (the predecessor to The Managers Funds LLC). He has been President of Managers Distributors, Inc. since December 2000. He also serves as President and Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (2 portfolios) and Managers Trust II (1 portfolio). From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

OFFICERS

DONALD S. RUMERY - Treasurer since 1995, and Secretary since 1997; Director, Finance and Planning of The Managers Funds LLC (formerly The Managers Funds, L.P.) since December 1994.
 Treasurer and Chief Financial Officer of Managers Distributors, Inc. since December 2000. He also serves as Treasurer of Managers AMG Funds (7 portfolios) and Secretary and Treasurer of Managers Trust I (2 portfolios) and Managers Trust II (1 portfolio). From March 1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

TRUSTEE SHARE OWNERSHIP



                          Dollar Range of Equity      Aggregate Dollar Range
                          Securities in the Funds     of Equity Securities in
                          Beneficially Owned as of    All Registered
                          December 31, 2001           Investment Companies
                                                      Overseen by Trustee in
                                                      Family of Investment
                                                      Companies* Beneficially
                                                      Owned as of December 31,
                                                      2001

Independent Trustees:

Jack W. Aber              None                        $50,001 to $100,000
William E. Chapman II     None                        Over $100,000
Edward J. Kaiser          $10,001 to $50,000          Over $100,000
Madeline H. McWhinney     None                        $50,001 to $100,000
Steven J. Paggioli        $10,001 to $50,000          Over $100,000
Eric Rakowski             $1 to $10,000               $1 to $10,000
Thomas R. Schneeweis      None                        None

Interested Trustees:

Sean M. Healy             None                        $50,001 to $100,000
Peter M. Lebovitz         None                        Over $100,000


* The Family of Investment Companies consists of The
Managers Funds, Managers AMG Funds, Managers Trust I, and
Managers Trust II.

AUDIT COMMITTEE

The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit
Committee met twice during the most recent fiscal year.

TRUSTEES' COMPENSATION

	For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds LLC complex for the fiscal year ended December 31, 2001, the Trustees were compensated as follows:

COMPENSATION TABLE:



                                                           Total Compensation
                                                           from the
                 Aggregate         Aggregate Compensation  Funds and the
Name of          Compensation      From Other Funds        Fund Complex
Trustee          from the Trust(a) in Complex (a)          Paid to Trustees (b)
-------          ----------------- ----------------------  -------------------
INDEPENDENT TRUSTEE:
-------------------
Jack W. Aber	       $21,076             $4,250               $25,326
William E. Chapman, II $21,076             $4,250               $25,326
Edward K. Kaier        $21,076             $4,250               $25,326
Madeline H. McWhinney  $21,076             $0                   $21,076
Steven J. Paggioli     $21,076             $0                   $21,076
Eric Rakowski          $21,076             $4,250	        $25,326
Thomas R. Schneeweis   $21,076             $0                   $21,076

INTERESTED TRUSTEE:
------------------
Sean M. Healey           None               None                  None


(a)	Compensation is calculated for the 12 months ended
December 31, 2001. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during
the 12-month period ended December 31, 2001 for services as Trustees of The Managers Funds, Managers
AMG Funds, The Managers Trust I and/or The Managers
Trust II.

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

As of April 19, 2002 Charles Schwab & Co., Inc.
"controlled" (within the meaning of the 1940 Act) the Managers Special Equity Fund. An entity or person which
"controls" the Fund could have effective voting control over a Fund. Each of these shareholders are omnibus processing organizations.

PRINCIPAL HOLDERS OF SECURITIES

As of April 19, 2002, the following persons or entities owned more than 5% of the outstanding shares of the Funds:


MANAGERS VALUE FUND
Charles Schwab & Co., Inc., San Francisco, CA                    20%

MANAGERS CAPITAL APPRECIATION FUND
Charles Schwab & Co., Inc., San Francisco, CA                    22%
National Financial Services Corp., New York, NY                   9%
Mellon Bank, NA, Everett, MA                                      8%
Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL           7%

MANAGERS SMALL COMPANY FUND
Charles Schwab & Co., Inc., San Francisco, CA                    13%
National Financial Services Corp., New York, NY                  29%

MANAGERS SPECIAL EQUITY FUND
Charles Schwab & Co., Inc., San Francisco, CA                    30%
National Financial Services Corp., New York, NY                   9%

MANAGERS INTERNATIONAL EQUITY FUND
Charles Schwab & Co., Inc., San Francisco, CA                    19%
National Financial Services Corp., New York, NY                  25%
Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL             8%

                      16

MANAGERS EMERGING MARKETS EQUITY FUND
Charles Schwab & Co., Inc., San Francisco, CA                    22%
National Financial Services Corp., New York, NY                  24%

MANAGERS INTERMEDIATE BOND FUND
Charles Schwab & Co., Inc., San Francisco, CA                     6%

MANAGERS BOND FUND
Charles Schwab & Co., Inc., San Francisco, CA                    25%
National Financial Services, Corp., New York, NY                 14%


MANAGEMENT OWNERSHIP

As of April 19, 2002, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.

               MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER AND SUB-ADVISERS

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers
Funds LLC serves as investment manager to the Funds pursuant to a Fund Management Agreement (the "Fund
Management Agreement") dated April 1, 1999.  Managers
Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and
AMG serves as the Managing Member of The Managers Funds
LLC.  AMG is located at 600 Hale Street, Prides Crossing,
Massachusetts 01965.

The assets of each Fund are managed by a Sub-Adviser or a team of Sub-Advisers selected by the Investment Manager, subject to the review and approval of the Trustees. The
Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Sub-Advisers for individuals and institutional investors.

The Investment Manager recommends Sub-Advisers for the
Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Sub-Adviser's skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Investment Manager does not expect to make frequent changes of Sub-Advisers.

The Investment Manager allocates the assets of each Fund of the Trust among the Sub-Adviser(s) selected for that Fund. The Sub-Adviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with a Fund's investment objectives, policies and restrictions.
Generally, the services which the Sub-Adviser provides to a Fund are limited to asset management and related recordkeeping services. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

A Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates. The Investment
Manager enters into an advisory agreement with each Sub-
Adviser known as a "Sub-Advisory Agreement."

The Sub-Adviser(s) to the Funds are set forth below. The information has been supplied by the respective Sub-
Adviser.

VALUE FUND

*  ARMSTRONG SHAW ASSOCIATES INC. ("ARMSTRONG SHAW")

Armstrong Shaw is a corporation founded in 1984 by Jeffrey
M. Shaw and Raymond J. Armstrong.  As of December 31,
2001, Armstrong Shaw's assets under management totaled approximately $3.6 billion. Armstrong Shaw's address is 45 Grove Street, New Canaan, CT 06840.

Jeffrey M. Shaw, Chairman and President, is the lead portfolio manager of the portion of the Fund managed by Armstrong Shaw.

*  OSPREY PARTNERS INVESTMENT MANAGEMENT, LLC ("OSPREY
PARTNERS")

Osprey Partners is a limited liability corporation founded in 1998 and is 100% owned and managed by the employees of Osprey Partners. As of December 31, 2001, Osprey
Partners' assets under management totaled approximately $3 billion. Osprey Partners' address is 1040 Broad Street,
Shrewsbury Executive Center II, Shrewsbury, NJ 07702.

John W. Liang, a Managing Partner and Chief Investment
Officer, is the lead portfolio manager of the portion of the Fund managed by Osprey Partners.

CAPITAL APPRECIATION FUND

*  ESSEX INVESTMENT MANAGEMENT COMPANY, LLC ("ESSEX")

Essex was founded in 1976 and is owned jointly by the employees of Essex and an institutional partner, Affiliated Managers Group, Inc. As of December 31, 2001,
Essex's assets under management totaled approximately
$10.6 billion.  Essex's address is 125 High Street,
Boston, MA 02110.

Joseph C. McNay, Chairman and Chief Investment Officer, and Daniel Beckham, Principal and Vice President, are the portfolio managers for the portion of the Fund managed by Essex.

*  HOLT-SMITH & YATES ADVISERS, INC. ("HOLT-SMITH &
YATES")

Holt-Smith & Yates was founded in 1987 and is 100% owned and managed by Marilyn Holt-Smith and Kristin Yates. As of December 31, 2001, Holt-Smith & Yates' assets under management totaled approximately $770 million. Holt-Smith
& Yates' address is 2810 Crossroads Drive, Suite 4900,
Madison, WI 53718.

Kristin Yates, founder, Managing Director and Director of
Equity Investments, is the portfolio manager for the portion of the Fund managed by Holt-Smith & Yates.

SMALL COMPANY FUND

*  KALMAR INVESTMENT ADVISERS ("KALMAR")

Kalmar is a Delaware business trust formed in 1996 as a sister asset management organization to Kalmar
Investments, which was founded in 1982.  As of December
31, 2001, Kalmar's assets under management totaled approximately $966 million in small company stocks.
Kalmar's address is Barley Mill House, 3701 Kennett Pike,
Wilmington, Delaware.

Ford B. Draper, Jr., President and Chief Investment
Officer, leads the eight person research/portfolio management team for the portion of the Fund managed by Kalmar.

SPECIAL EQUITY FUND

*  DONALD SMITH & CO., INC. ("DONALD SMITH")

Donald Smith & Co., Inc. ("Donald Smith") is a Delaware corporation organized in 1983. As of June 30, 2002,
Donald Smith had approximately $660 million in assets under management. Donald Smith's address is East 80, Route 4, Paramus, New Jersey.

Donald G. Smith is the portfolio manager of the portion of the assets of the Fund managed by Donald Smith. He has been President and a portfolio manager with Donald
Smith since 1983.

*  KERN CAPITAL MANAGEMENT LLC ("KERN")

Kern is a Delaware limited liability company founded in 1997 by Robert E. Kern, Jr. and David G. Kern. As of
December 31, 2001, Kern's assets under management totaled approximately $1.9 billion. Kern's address is 114 West
47th Street, Suite 1926, New York, NY 10036.

Robert E. Kern, Jr., Managing Member, Chairman and Chief
Executive Officer, is the portfolio manager of the portion of the Fund managed by Kern.

*  PILGRIM BAXTER & ASSOCIATES, LTD. ("PILGRIM")

Pilgrim was formed in 1982 and is owned by United Asset
Management, a public company.  As of December 31, 2001,
Pilgrim's assets under management totaled approximately
$17.1 billion.  Pilgrim's address is 825 Duportail Road,
Wayne, PA 19087.

Gary L. Pilgrim, Director, President. A team of portfolio managers are the portfolio managers of the portion of the Fund managed by Pilgrim.

*  SKYLINE ASSET MANAGEMENT, L.P. ("SKYLINE")

Skyline was formed in 1995 and is a limited partnership.
The general partner of Skyline is Affiliated Managers
Group, Inc. As of December 31, 2001, Skyline's assets under management totaled approximately $1.2 billion.
Skyline's address is 311 South Wacker Drive, Suite 4500,
Chicago, Illinois 60606.

William M. Dutton, Managing Partner, and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline.

*  WESTPORT ASSET MANAGEMENT, INC. ("WESTPORT")

Westport was formed in 1983 and is 51%-owned by Andrew J.
Knuth and 49%-owned by Ronald H. Oliver.  As of December
31, 2001, Westport's assets under management totaled approximately $2.6 billion. Westport's address is 253
Riverside Avenue, Westport, CT 06880.

Andrew J. Knuth, Chairman, and Edmund Nicklin are the portfolio managers of the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and one of the founders of the firm. Mr. Nicklin is a Managing
Director of Westport.

INTERNATIONAL EQUITY FUND

*  BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT ("BERNSTEIN")

Bernstein Investment Research and Management ("Bernstein"), founded in 1967, is a unit of the Alliance Capital Management
L.P., a limited partnership ("Alliance Capital"). As of December 31, 2001, Alliance Capital had approximately
$455 billion in assets under management. Bernstein's address is 1345 Avenue of the Americas, New York, New
York 10105.

Andrew S. Adelson is the portfolio manager of the portion of the Fund managed by Bernstein. Mr. Adelson is the Chief Investment Officer of International Value Equities and an Executive Vice President at Alliance Capital Management L.P. since October 2000. Prior to that Mr. Adelson was the Chief Investment Officer of International Investment Management Services at Sanford C. Bernstein & Co., Inc. since 1990. He joined Bernstein in 1980.

*  MASTHOLM ASSET MANAGEMENT, L.L.C. ("MASTHOLM")

Mastholm is a limited liability company founded in 1997.
As of December 31, 2001, Mastholm's assets under management totaled approximately $3.0 billion. Mastholm's address is 10500 NE 8th Street, Bellevue, WA 98004.

Theodore J. Tyson, Managing Director, along with Joseph
Jordan, Director and Portfolio Manager, and Douglas Allen,
Director and Portfolio Manager, leads a portfolio management team of the portion of the Fund managed by Mastholm.

*  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. ("DIMA")

DIMA, formerly Zurich Scudder Investments, Inc., is an indirect, wholly-owned subsidiary of Deutsche Bank AG.
DIMA has more than 80 years experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DIMA is part of Deutsche Asset Management, a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's investment centers. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

As of December 31, 2001, DIMA and its affiliates had assets under management in excess of $327.9 billion globally. DIMA's address is 345 Park Avenue, New York, NY
10154.

William E. Holzer, Managing Director, is the portfolio manager of the portion of the Fund managed by Deutsche
Investment Management.

EMERGING MARKETS EQUITY FUND

*  REXITER CAPITAL MANAGEMENT LIMITED ("REXITER")

Rexiter was founded in 1997 and is 75% owned by State
Street Global Alliance, LLC through two subsidiaries. As of December 31, 2001, Rexiter's assets under management totaled approximately $729 million. Rexiter's address is 21 St. James's Square, London, England SW1Y 4SS.

Murray Davey, Senior Portfolio Manager, and Kenneth King,
Chief Investment Officer, are the portfolio managers for the Fund managed by Rexiter.

INTERMEDIATE BOND FUND

*  METROPOLITAN WEST ASSET MANAGEMENT, LLC ("METROPOLITAN
WEST")

Metropolitan West is a limited liability company founded in 1996 and is majority-owned by the employees of Metropolitan West and is minority-owned by Metropolitan
West Financial.  As of December 31, 2001, Metropolitan
West's assets under management totaled approximately $14 billion. Metropolitan West's address is 11766 Wilshire
Boulevard, Suite 1580, Los Angeles, CA 90025.

Tad Rivelle, founder and Chief Investment Officer, is the lead portfolio manager for the Fund managed by Metropolitan West.

BOND FUND AND GLOBAL BOND FUND

*  LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS")

Loomis is a registered investment adviser whose origins date back to 1926. Loomis is a limited partnership whose general partner is a wholly-owned subsidiary of CDC IXIS
Asset Management Holdings, Inc.  CDC IXIS Asset Management
Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS
Asset Management North America, L.P.'s general partner.
CDC IXIS Asset Management US, LLC is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation.
CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North
America, L.P. CDC IXIS Asset Management US Corporation is a wholly-owned subsidiary of CDC IXIS Asset Management
S.A., a French company. CDC IXIS Asset Management S.A. is majority owned by CDC IXIS and indirectly owned, through CDC IXIS, Caisse Nationale des Caisses D'Epargne, and CNP
Assurances, by Caisse des Depots et Consignations. Caisse des Depots et Consignations was created by the French government legislation and currently is supervised by the French Parliament.

Daniel J. Fuss, CFA and Managing Director, is the portfolio manager of the Bond Fund managed by Loomis.

Kenneth M. Buntrock and David W. Rolley each a Vice
President and Portfolio Manager at Loomis, are the portfolio managers for Global Bond Fund.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISERS

As compensation for the investment management services rendered and related expenses under the Fund
Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory
Agreement, the Investment Manager has agreed to pay each Sub-Adviser a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Sub-Adviser manages. The fee paid to the Sub-Adviser is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

	During the last three fiscal years ended December
31, 1999, 2000 and 2001 the Investment Manager was paid the following fees by the Funds under the Fund Management
Agreement.


Fund                               1999            2000           2001
----                               ----            ----           ----

Value Fund                    $   428,149       $  360,754      $  442,410
Capital Appreciation Fund       1,025,351        2,742,768       1,721,537
Small Company Fund (a               ---             77,643         225,748
Special Equity Fund             9,364,371       18,454,429	19,582,869
International Equity Fund       5,431,401        6,144,937       5,309,088
Emerging Markets Equity Fund (b)   82,718          104,821         170,104
Intermediate Bond Fund             92,398           94,070         106,360
Bond Fund                         208,465          257,846	   369,458
Global Bond Fund                  145,706          149,157         155,730


(a) The Small Company Fund commenced operations on June
    19, 2000.
(b) The fee paid to the Investment Manager for the Fund has been restated to reflect a waiver of a portion of the fee in effect.

During the last three fiscal years ended December 31, 1999, 2000 and 2001 the Sub-Advisers were paid the following fees by the Investment Manager under the Sub-
Advisory Agreements in effect.



Fund                                 1999           2000         2001
----                                 ----           ----         ----

Value Fund
-------------------------------
Armstrong Shaw & Associates, Inc.      N/A         $70,449      $112,133
Chartwell Investment Partners,L.P.(b) $94,946       84,630        70,513
Zurich Scudder (b)                    104,858         13,273         N/A
Osprey Partners Investment
  Management                           N/A            N/A         28,542

Capital Appreciation Fund
-------------------------------
Essex Investment Mgmt. Co., LLC     274,854        717,083       446,898
Roxbury Capital Management, LLC (b) 237,822        652,460       119,229
Holt Smith & Yates                    N/A             N/A        223,239

Small Company Fund (a)
---------------------------
HLM Management Company, Inc. (b)      N/A           20,891        55,833
Kalmar Investment Advisers            N/A           22,242        69,583

Special Equity Fund
-----------------------------
Goldman Sachs Asset Management (b) 1,455,875      2,041,967     1,981,480
Pilgrim, Baxter & Associates, Ltd. 1,764,389      3,430,099     2,333,282
Westport Asset Management          1,620,782      2,495,435     2,735,457
Kern Capital Management LLC          941,203      2,117,360     1,792,164
Skyline Asset Management, L.P.        N/A            45,355     1,288,207



Fund                                 1999           2000            2001
----                                 ----           ----            ----
International Equity Fund
-------------------------
Zurich Scudder                   $1,472,525      $1,379,092       $969,458
Lazard Asset Management (b)       1,490,352       1,405,568        952,398
Mastholm Asset Management, L.L.C.    N/A            590,353	   993,926

Emerging Markets Equity Fund
----------------------------
Rexiter Capital Management Limited   53,062         104,821        110,937

Intermediate Bond Fund
----------------------
Mellon Asset Management (b)          46,198          47,035         39,214
Metropolitan West Asset
  Management LLC (b)                 N/A              N/A           13,966

Bond Fund
-----------------------
Loomis, Sayles & Co., L.P.           83,386         103,138        147,783

Global Bond Fund
-------------------------
Rogge Global Partners plc (b)        72,014          78,247         83,509


(a) The Small Company Fund commenced operations on June
    19, 2000.
(b) The Sub-Adviser no longer provides services to the Fund. The amounts listed reflect fees earned by and paid to the Sub-Adviser prior to termination of the Sub-Advisory agreement.

FEE WAIVERS AND EXPENSE LIMITATIONS

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Sub-Adviser of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each of the Fund's Prospectus. Voluntary fee waivers by the Investment Manager or by any Sub-
Adviser may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Sub-Adviser concerned. Shareholders will be notified of any change on or about the time that it becomes effective.
 Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.



FUND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Managers Funds LLC serves as investment manager to each Fund pursuant to the Fund Management Agreement. The
Fund Management Agreement permits the Investment Manager to, from time to time, engage one or more Sub-Advisers to assist in the performance of its services. Pursuant to the Fund Management Agreement, the Investment Manager has entered into Sub-Advisory Agreements with each Sub-Adviser selected for the Funds of the Trust.

The Fund Management Agreement and the Sub-Advisory
Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund
Management Agreement and the Sub-Advisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities
(as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-
Adviser on not more than 60 days' written notice to the other party and to the Fund. The Fund Management
Agreement and the Sub-Advisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Fund Management Agreement provides that the Investment
Manager is specifically responsible for:

     * supervising the general management and investment of the assets and securities portfolio of each Fund;

     * providing overall investment programs and strategies for each Fund;

     *  selecting and evaluating the performance of Sub-
        Advisers for each Fund and allocating the Fund's assets among these Sub-Advisers;

     * providing financial, accounting and statistical information required for registration statements and reports with the Securities and Exchange
        Commission; and

     * providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

The Funds pay all expenses not borne by the Investment
Manager or Sub-Adviser(s) including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

Each Sub-Advisory Agreement requires the Sub-Adviser to provide fair and equitable treatment to the applicable
Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate a Sub-Adviser to acquire for a Fund a position in any investment which any of a Sub-Adviser's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Sub-Adviser(s) makes investment decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

The Trust has obtained from the Securities and Exchange
Commission an exemptive order which permits the Investment
Manager, subject to certain conditions, to enter into Sub-
Advisory Agreements with Sub-Advisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new
Sub-Advisers for new or existing Funds, change the terms of a particular Sub-Advisory Agreement or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Sub-Advisory Agreement would be an automatic termination of the Sub-Advisory Agreement.
Although shareholder approval will not be required for the termination of Sub-Advisory Agreements, shareholders of a Fund will continue to have the right to terminate such Sub-Advisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

The following table illustrates the annual management fee rates currently paid by each Fund to the Manager, together with the portion of the management fee that is retained by the Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Sub-Advisers.


                                                      MANAGER'S PORTION OF
NAME OF FUND                  TOTAL MANAGEMENT FEE    THE TOTAL MANAGEMENT FEE
------------                  --------------------    ------------------------

Value Fund                             0.75%                  0.40%
Capital Appreciation Fund              0.80%                  0.40%
Small Company Fund                     0.90%                  0.40%
Special Equity Fund                    0.90%                  0.40%
International Equity Fund              0.90%                  0.40%
Emerging Markets Equity Fund           1.15%                  0.40%
Intermediate Bond Fund                 0.50%                  0.25%
Bond Fund                              0.625%                 0.375%
Global Bond Fund                       0.70%           0.35% up to $20 million
                                                       0.45% over $20 million



APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY
AGREEMENTS

The Board of Trustees, including a majority of the Trustees that are not "interested persons" of the Trust, have approved the management agreement with the Manager and the sub-advisory agreements between the Manager and each Sub-adviser relating to the Funds. In considering the agreements, the Trustees reviewed a variety of materials relating to each Fund, the Manager and each Sub-adviser, including information about the fee expenses and performance of each Fund relative to other similar mutual funds. The Trustees reviewed information provided by each Sub-adviser relating to its operations, personnel, investment philosophy and investment strategies and techniques, as well as the performance of each Sub-adviser in managing its portion of a Fund. The Trustees also reviewed the compliance capabilities of the Manager and each Sub-adviser, including their personal trading policies and procedures.

In approving each sub-advisory agreement, the Trustees considered, among other things: (i) the nature and quality of services rendered by each Sub-adviser; (ii) the short-term and long-term performance of the Sub-adviser relative to other managers that employ similar investment strategies; (iii) the consistency of the Sub-adviser's investment approach in managing assets of the Fund; (iv) with respect to each Fund that employs multiple Sub-advisers, the extent to which the investment approaches of the Fund's Sub-advisers complement each other, including the extent to which the securities selected for the Fund by each Sub-adviser differ from those selected by the Fund's other Sub-advisers.

With respect to the Manager, the Trustees considered the manner in which the Manager monitors the investment performance and consistency of investment approach of each Sub-adviser. The Trustees also considered the financial condition and profitability of the Manager in providing a variety of services to the Funds and the undertakings provided by the Manager to maintain expense limitations for certain Funds.

After considering these and other factors, the Trustees concluded that approval of the management and sub-advisory agreements would be in the best interests of each Fund and its shareholders.

CODE OF ETHICS

The Trustees have adopted a Code of Ethics under Rule
17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the joint code of ethics of the Investment Manager and the Distributor (applicable to "access persons" of the Trust that are also employees of the Investment Manager and/or the Distributor). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

ADMINISTRATIVE SERVICES; DISTRIBUTION ARRANGEMENTS

Under an Administration and Shareholder Servicing
Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the
"Administrator") of the Trust.  Under a Distribution
Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The
Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The
Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.



The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund
Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"),
1776 Heritage Drive, North Quincy, Massachusetts, is the
Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

TRANSFER AGENT

Boston Financial Data Services, Inc., a subsidiary of
State Street Bank and Trust Company, P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent
(the "Transfer Agent") for the Funds.  PFPC Brokerage
Services, P.O. Box 61487, King of Prussia, Pennsylvania
19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

           BROKERAGE ALLOCATION AND OTHER PRACTICES

The Sub-Advisory Agreements provide that the Sub-Advisers place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. A Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, a Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services"
(as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Advisers is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each sub-adviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Sub-Adviser.

The fees of each Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services.
Generally, a Sub-Adviser does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Sub-Advisers to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

BROKERAGE COMMISSIONS

During the last three fiscal years, the Funds paid the following brokerage fees:


FUND						1999		2000		2001
----                           ----        ----        ----
Value Fund                $  143,783   $   210,073  $   270,249
Capital Appreciation Fund    234,639       729,935      929,930
Small Company Fund (a)          --	        26,195       31,760
Special Equity Fund        1,192,496     2,349,768    2,990,622
International Equity Fund    840,866     2,611,425    3,671,957
Emerging Markets Equity Fund  35,035        42,840       60,155

-------------------------------
(a)	The Small Company Fund commenced operations on June 19, 2000.

BROKERAGE RECAPTURE ARRANGEMENTS

During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:


FUND					1999		2000		  2001
----                          ----        ----          ----
Value Fund
*  Salomon Smith Barney       $73,114     $76,826        --
*  State Street Brokerage        --       $38,459     $56,907

                       27

Capital Appreciation Fund
*  Capital Institutional
     Services, Inc.           $17,874     $29,129      $4,493
*  Salomon Smith Barney       $11,337     $11,219        --
*  Donaldson & Co., Inc.      $11,513     $56,257        --
*  Westminster Research
     Assoc. Inc.              $24,360     $14,321        --
*  State Street Brokerage        --      $136,227     $37,450
Special Equity Fund
*  Capital Institutional
     Services, Inc.           $44,778    $113,034     $91,448
*  Salomon Smith Barney          --       $22,557    $199,082
*  State Street Brokerage        --        $3,269     $20,000
*  Donaldson & Co., Inc.         --          --       $97,887
International Equity Fund
*  Capital Institutional
     Services, Inc.            $90,952      --           --
*  State Street Brokerage         --      $23,932    $133,400
*  Westminster Research
     Assoc Inc.                   --      $50,943        --


Pursuant to these arrangements, subject to best price and execution, a Sub-Adviser may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.


         PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current
Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services.
Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer
Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m.
New York Time), c/o Boston Financial Data Services, Inc.
at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust.
Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust.
Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

	To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange
(usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after
60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

An investor may exchange shares of a Fund into shares of any other series of the Trust without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Trust's minimum investment amount. Shareholders should read the current Prospectus of the series of the Trust they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of the Trust and redemptions of the Funds, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of the Trust will occur when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.  The
Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described in the current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

                CERTAIN TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX
ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO
IT OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND
APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS
AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER
TAX LAWS.  THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE
FOR CAREFUL TAX PLANNING.

FEDERAL INCOME TAXATION OF FUNDS-IN GENERAL

Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the
"90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of a Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of a Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each
Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount.
Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under
Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for a Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that
(i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in a Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies;
(ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of a Fund as a regulated investment company.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

Ordinary income distributions, and distributions of net realized short-term capital gains by any of the Funds to shareholders who are liable for federal income taxes will be taxed as ordinary income to such shareholders.
Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of a Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period.
Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Special rules for the taxation of capital gains on
qualified 5-year property were enacted by the Taxpayer
Relief Act of 1997 to take effect in January 2001. In
summary, for individuals and trusts in the 10% and 15%
ordinary income tax rate brackets, a new tax rate of 8%
(instead of 10%) will apply to long-term capital gains
from the sale of assets (including mutual funds) held more
than 5 years.   For individuals and trusts in higher tax
brackets, the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Taxpayers in the 20% capital gain rate bracket may make an election to treat their mutual fund shares owned before January 1, 2001 as having been acquired on that date, so as to start a new holding period. If this mark-to-market
("MTM") election is made, unrealized gain (but not loss) must be recognized at January 1, 2001, and the taxpayer's basis in their mutual fund shares would be adjusted accordingly. This MTM election can be made for specific shares bought at different times. A mutual fund is eligible to make the MTM election at January 1, 2001 as well. The election may be made for specific securities held in the portfolio. The MTM election will not apply to such property if it is disposed of in a transaction where gain or loss is recognized in whole or in part before the close of the 1-year period beginning on the date that the asset would have been treated as sold under the MTM election. Thus, in effect, if a taxpayer sells the property in 2001, the MTM election is invalidated.

Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that a Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S.
tax unless the distributions are effectively connected with the shareholder's trade or business in the United
States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 30% for 2002 and 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of that Fund's shares unless IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S.
federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

FOREIGN TAXES

The International Equity Fund, the Emerging Markets Equity
Fund, the Intermediate Bond Fund, the Bond Fund and the
Global Bond Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S.
issuer withheld by a foreign country at the source.  The
U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms
1040) without having to file a separate Form 1116. It should be noted that only shareholders that itemize deductions may deduct foreign income taxes paid by them.

TAX-EXEMPT INVESTORS

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt
Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt
Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

STATE AND LOCAL TAXES

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

OTHER TAXATION

Each Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor a Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter
M of the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                 PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's current Prospectus.

YIELD

The Value Fund, the Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous
30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

         Yield = 2[((a-b)/(cd) + 1)6 - 1]

In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A
Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

The 30-day yields for the period ended December 31, 2001 were as follows:


FUND						30-DAY YIELD AT 12/31/01
----                                ------------------------

Intermediate Bond Fund                    3.96%
Bond Fund                                 5.18%
Global Bond Fund                          2.42%


AVERAGE ANNUAL TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence.
 Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             P (1 + T) N = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
N = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

The Average Annual Total Returns for the periods ended
December 31, 2001 were as follows:

FUND                       1 YEAR      5 YEARS    10 YEARS   SINCE INCEPTION
----                       ------      -------    --------   ---------------
Value Fund                  2.92%       10.84%      12.63%       13.47%
Capital Appreciation Fund -31.55%       13.91%      13.97%       14.95%
Small Company Fund (a)    -12.16%         --          --        -12.42%
Special Equity Fund        -8.07%       11.47%      14.41%       15.01%
International Equity Fund -23.35%        2.22%       7.96%       10.38%
Emerging Markets Equity
  Fund (b)                 -0.57%         --          --          1.81%
Intermediate Bond Fund      6.50%        5.44%       5.69%        7.65%
Bond Fund                   9.64%        7.24%       8.09%       10.14%
Global Bond Fund (c)       -4.10%        0.29%        --          2.83%


(a) The Small Company Fund commenced operations on June
    19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25,
    1994.

AFTER TAX AND CUMULATIVE RETURNS

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON
DISTRIBUTIONS). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return
(after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain).
The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital.
The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The Average Annual Total Returns (after taxes on distributions) for the periods ended December 31, 2001 were as follows:



FUND                      1 YEAR       5 YEARS      10 YEARS  SINCE INCEPTION
----                      ------       -------      --------  ----------------
Value Fund                 2.01%         6.75%         8.06%       N/A
Capital Appreciation Fund-31.55%         9.94%         9.71%       N/A
Small Company Fund (a)   -12.16%          N/A           N/A     -12.44%
Special Equity Fund       -8.07%        10.08%        11.98%       N/A
International Equity Fund-23.55%         0.79%         6.69%       N/A
Emerging Markets
  Equity Fund (b)          0.60%          N/A           N/A       0.93%
Intermediate Bond Fund     4.35%         3.24%         3.29%       N/A
Bond Fund                  6.87%         4.30%         4.97%       N/A
Global Bond Fund (c)      -4.62%        -1.14%          N/A       1.19%


(a)  The Small Company Fund commenced operations on June
     19, 2000.
(b) The Emerging Market Equity Fund commenced operations on February 8, 1998.
(c)  The Global Bond Fund commenced operations on March
     25, 1994.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


                   P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption) n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return
(after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

The following table shows the average annual total returns
(after taxes on distributions and redemptions) for the periods ended December 31, 2001.



FUND                         1 YEAR	   5 YEARS       10 YEARS  SINCE INCEPTION
----                        -------    -------       -------- ----------------
Value Fund                    2.38%      7.13%          8.15%       N/A
Capital Appreciation Fund   -19.21%     10.04%          9.65%       N/A
Small Company Fund (a)       -7.41%       N/A            N/A      -9.88%
	_______%
Special Equity Fund          -4.92%      9.03%         11.01%       N/A
International Equity Fund   -14.22%      1.52%          6.27%       N/A
Emerging Markets
  Equity Fund (b)            -0.32%       N/A            N/A       1.14%
	_______%
Intermediate Bond Fund        3.94%      3.25%          3.37%       N/A
Bond Fund                     5.83%      4.38%          4.97%       N/A
Global Bond Fund (c)         -2.50%     -0.40%           N/A       1.51%



(a)  The Small Company Fund commenced operations on June
      19, 2000.
(b) The Emerging Market Equity Fund commenced operations on February 8, 1998.
(c)  The Global Bond Fund commenced operations on March
     25, 1994.

PERFORMANCE COMPARISONS

Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc.,
("Morningstar") and IBC Money Fund Report ("IBC"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets.
The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Index, Standard & Poor's 500 Composite Stock
Price Index, the Standard & Poor's 400 Composite Stock
Price Index or the Dow Jones Industrial Average.

MASSACHUSETTS BUSINESS TRUST

Each Fund is a series of a "Massachusetts business trust."
A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation.
The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation.
However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust.
However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Trust, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Trust for any satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts
Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940
Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office.
The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either:
(1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust.
 The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940
Act.

ADDITIONAL INFORMATION

This Statement of Additional Information and the current
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The
Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional
Information and the current Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement.
Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the current
Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The current
Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The audited Financial Statements and the Notes to Financial Statements for the Funds, and the Report of Independent Accountants of PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional
Information from their respective annual report filings made with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder on March 12, 2002. The accession number of such filing was 0000720309-02-000012. The Financial
Statements and reports are available without charge by calling The Managers Funds at (800) 835-3879, on The
Managers Funds Internet website at
http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.